EXHIBIT 10.1

[FORM OF]

FIRST AMENDMENT TO

NILE THERAPEUTICS, INC.

SECURED CONVERTIBLE PROMISSORY NOTES

This FIRST AMENDMENT TO NILE THERAPEUTICS, INC. SECURED CONVERTIBLE PROMISSORY NOTES (this “First Amendment”) is made and entered into as of March 15, 2013, by and between NILE THERAPEUTICS, INC., a Delaware corporation (the “Company”), and the undersigned holders (each a “Holder” and together the “Holders”) of Nile Therapeutics, Inc. Secured Convertible Promissory Notes (each a “Note” and collectively the “Notes”) issued and sold by the Company pursuant to that certain Convertible Note Purchase Agreement, dated as of March 15, 2013 (the “Note Purchase Agreement”), by and among the Company and the purchasers named therein (the “Purchasers”).

W I T N E S S E T H:

WHEREAS, the Company issued and sold to the Purchasers, and the Purchasers purchased from the Company, an aggregate of $450,000 principal amount of Notes pursuant to the Note Purchase Agreement;

WHEREAS, Section 5 of the Notes provides that the terms of the Notes may only be amended, modified or waived by the written consent of the Company and the Purchasers purchasing at least two-thirds (2/3) of the principal amount of the Notes (the “Requisite Purchasers”);

WHEREAS, the Company and the Requisite Purchasers desire to amend the Notes to provide (a) in the event of a Change of Control (as defined in the Notes), that the conversion price be equal to the average VWAP of the Company’s common stock for each trading day during the period commencing on July 8, 2013, the date of the announcement of the Change of Control, through the earlier of (i) September 30, 2013, and (ii) the date of the consummation of the Change of Control; (b) for the agreement by the Purchasers to release all Released Claims (as defined below) which each such Purchaser may have now, have had, or hereafter have against the Company; and (c) for an acknowledgement by the Purchasers that the general security interest in the Company’s assets granted by the Security Agreement (as defined below) will terminate at conversion of the Notes upon a Change of Control; and

WHEREAS, the Company and the Requisite Purchasers desire to further amend the Notes to provide that during the Lock-Up Period (as defined below), none of the Holders shall sell, transfer or otherwise dispose of any shares of the Company’s common stock, or any of the voting or economic interests with respect thereto.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Notes.

1

SECTION 2.          Amendment to Section 2(a) of the Notes. Section 2(a) of each of the Notes is hereby deleted in its entirety and replaced with the following:

(a) Upon a Change of Control (as defined below) in which either (i) the outstanding shares of the Company’s common stock are exchanged for securities of another corporation, or (ii) the Company issues shares of its common stock, with no securities or other consideration paid or payable to holders of the Company’s common stock (e.g., a merger transaction in which the Company acquires another corporation in exchange for shares of the Company’s common stock), then (A) the entire unpaid principal under the Note shall automatically convert, as of immediately prior to the effective time of the Change of Control, into shares of the Company’s common stock (the “Mandatory Conversion Shares,” and together with the Optional Conversion Shares, the “Conversion Shares”) at a conversion price per share equal to the average VWAP of the Company’s common stock for each trading day during the period commencing on July 8, 2013, the date of the announcement of the Change of Control, through the earlier of (i) September 30, 2013, and (ii) the date of the consummation of the Change of Control (the “Mandatory Conversion Price”), and (B) the Company shall also issue to the Holder a five-year warrant, in substantially the form of Exhibit A hereto, entitling the Lender to purchase, at an exercise price equal to the Mandatory Conversion Price, that number of shares of the Company’s common stock (the “Warrant Shares”) obtained by dividing (a) the sum of the outstanding principal hereunder by (b) the Mandatory Conversion Price.

SECTION 3.          Addition of Section 2(e) to the Notes. A new Section 2(e) is hereby added to each of the Notes, which reads as follows:

(e) As used herein, the term “VWAP” shall mean the dollar volume-weighted average price for the Company’s common stock on the OTC Bulletin Board (or, if the OTC Bulletin Board is not the principal trading market for the Company’s common stock, then on the principal securities exchange or securities market on which the Company’s common stock is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of the Company’s common stock in the over-the-counter market on the electronic bulletin board for the Company’s common stock during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for the Company’s common stock by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for the Company’s common stock as reported in the “pink sheets” by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices). If there is zero trading volume for any day during the computation period, such days will be excluded from the computation of average VWAP. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

2

SECTION 4.          Addition of Section 13 to the Notes. A new Section 13 is hereby added to each of the Notes, which reads as follows:

13.          Agreement to Release Claims.

(a) The Holder, on behalf of himself, herself or itself and on behalf of his, her or its legal representatives, permitted assigns and beneficiaries (the “Related Persons”), hereby releases and forever discharges the Company and each successor to the Company, including each of their respective individual, joint or mutual, past, present and future representatives, affiliates, officers, directors, stockholders, controlling persons, attorneys, subsidiaries, successors and assigns (individually, a “Releasee” and collectively, “Releasees”), from any and all claims, demands, legal proceedings, causes of action, orders, obligations, contracts, debts and liabilities whatsoever, whether known or unknown, both at law and in equity, which the Holder now has, has ever had or may hereafter have against the respective Releasees related to or arising in connection with the Mandatory Conversion Price contained in the Notes prior to the execution of this First Amendment, any and all other agreements, oral or written, whether or not executed or delivered, or promised to be executed or delivered, and all representations or promises made in connection therewith (collectively, the “Released Claims”). For purposes of clarity, the right to receive the Mandatory Conversion Shares is not released hereby and does not constitute “Released Claims” hereunder.

(b) The Holder, on behalf of himself, herself or itself and on behalf of his, her or its Related Persons, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any Released Claim, or commencing, instituting or causing to be commenced, any legal proceeding of any kind against any Releasee, based upon any matter purported to be released hereby. Notwithstanding the foregoing, nothing contained herein shall prevent the Holder (or his, her or its Related Person) from defending himself, herself or itself against any Released Claim brought against the Holder (or his, her or its Related Person) by any Releasee, including by bringing a counterclaim against any Releasee.

(c) Notwithstanding anything to the contrary contained in the Note Purchase Agreement or that certain Security Agreement, dated as of March 15, 2013, by and among the Company and the creditors identified therein, which includes all the Purchasers (the “Security Agreement”), the Holder expressly acknowledges and agrees that, upon a Change of Control and conversion of this Note in accordance with Section 2(a) of this Note, (i) all obligations of the Company under this Note shall be deemed satisfied in full, (ii) the general security interest in the Company’s assets granted by the Security Agreement shall terminate and be deemed released in all respects, and (iii) the Company is authorized to make any filings terminating that certain financing statement under the Uniform Commercial Code filed with the Secretary of State of the State of Delaware on or about March 18, 2013.

SECTION 5.          Addition of Section 14 to the Notes. A new Section 14 is hereby added to each of the Notes, which reads as follows

14.          Waiver of Unknown Claims. With respect to the Released Claims described in Section 13 above, the Holder expressly waives any and all rights under Section 1542 of the California Civil Code, and any like provision or principal of state law, common law in any foreign jurisdiction or under federal law. The Holder has read Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

3

SECTION 6.          Addition of Section 15 to the Notes. A new Section 15 is hereby added to each of the Notes, which reads as follows:

15.          Lock-Up Agreement.

(a) The Holder hereby irrevocably agrees that the Holder will not (and will cause any spouse or family member of the spouse of the Holder, any partnership, corporation or other entity within the Holder’s control, and any trustee or any trust that holds or will hold the Company’s common stock or other securities of the Company for the benefit of the Holder or such spouse or family member not to), without the prior written consent of the Company, directly or indirectly: (i) offer for sale, pledge, hypothecate, encumber, lend, sell, contract to sell, make any short sale, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), liquidate or decrease any “call equivalent position” within the meaning of Section 16 of the Exchange Act, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise assign, tender, transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any shares of the Company’s common stock, including any securities of the Company issued or issuable upon exercise, conversion or exchange of any shares of the Company’s common stock (“Company Common Shares”), including any Company Common Shares that may be deemed to be beneficially owned by the Holder in accordance with the rules and regulations of the United States Securities and Exchange Commission, (ii) enter into any swap, hedge or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Company Common Shares or other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing with respect to any Company Common Shares, in each case, from the date of this First Amendment until the earlier of (i) September 30, 2013, and (ii) the date following the consummation of the Change of Control  (the “Lock-Up Period”).

(b) In furtherance of Section 15(a), the Holder hereby authorizes the Company and the Company’s transfer agent on the Company’s behalf to (i) enter stop transfer restrictions on the transfer books and records of the Company with respect to Company Common Shares, and (ii) decline to make any transfer of securities if such transfer would constitute a violation or breach of this Note or the Note Purchase Agreement. The Holder further agrees that, upon request of the Company, the Holder will execute any additional documents necessary in connection with the enforcement of this Section 15.

4

(c) Notwithstanding the foregoing subsections (a) and (b), and subject to the conditions below, the Holder may transfer Company Common Shares in the transactions described in clauses (i) through (iv) below without the prior written consent of the Company; provided that (1) the Company receives a signed lock-up agreement, in a form satisfactory to the Company, for the balance of the Lock-Up Period from each donee, trustee, distributee or transferee, as the case may be, and (2) any such transfer shall not involve a disposition for value: (i) as a bona fide gift or gifts; (ii) to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder; (iii) to any beneficiary of the Holder pursuant to a will or other testamentary document or applicable laws of descent; or (iv) to a corporation of which a majority of the issued and outstanding shares of such corporation are owned by the Holder.

(d) The Holder acknowledges that any sale or other transfer or disposition of any Company Common Shares in violation of this Section 15 will be null and void. The Holder further acknowledges that it is impossible to measure the damages that will accrue to the Company by reason of a failure of the Holder to comply with the terms of this Section 15. Therefore, if the Company shall institute any action or proceeding to enforce the provisions hereof, the Holder agrees that the Company shall be entitled to injunctive relief (without the necessity of posting a bond), and the Holder waives, and shall not allege, any claim or defense that the Holder has an adequate remedy at law.

SECTION 7.           Amendment to Exhibit A. Exhibit A to each of the Notes is hereby amended and restated in its entirety and replaced by Exhibit A attached hereto.

SECTION 8.           Captions. Captions used in this First Amendment are for convenience only and shall not affect the construction of this First Amendment.

SECTION 9.           Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same First Amendment. Receipt by facsimile or other electronic transmission of any executed signature page to this First Amendment shall constitute effective delivery of such signature page.

SECTION 10.        Severability. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.        Entire Agreement. Each of the Notes, as amended hereby, together with the Note Purchase Agreement as amended hereby, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such parties, verbal or written, relating to the subject matter hereof and thereof.

5

SECTION 12.        Successors; Assigns. All covenants and other agreements contained in this First Amendment by or on behalf of any of the parties hereto bind and inure to the benefit of their respective permitted successors and permitted assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

SECTION 13.        Governing Law. This First Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

SECTION 14.        Reaffirmation. Each of the Company and the Purchasers hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Notes (after giving effect hereto) and the Note Purchase Agreement. Each of the Company and the Requisite Purchasers hereby consents to this First Amendment and acknowledges that each of the Notes, as amended hereby and the Note Purchase Agreement, remains in full force and effect and is hereby ratified and reaffirmed.

[Remainder of page intentionally left blank; signature page follows]

6

Each of the undersigned has caused this First Amendment to be duly executed and delivered as of the date first above written.

COMPANY:

NILE THERAPEUTICS, INC.

By:

Name:

Title:

HOLDER

Name:

Principal Amount of Notes Held

[Signature Page to First Amendment to Notes]

Exhibit A

THE SECURITIES REPRESENTED HEREBY AND ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

NILE THERAPEUTICS, INC.

[FORM OF] AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK

Warrant No. [2013-XX]	Original Issue Date: [DATE][1]

Nile Therapeutics, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, [_______________] or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [________________] ([_____]) shares of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $[__]2 (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time from on or after the date hereof (the “Trigger Date”) and through and including 5:30 P.M., New York City time, on [DATE]3 (the “Expiration Date”), and subject to the following terms and conditions:

This Amended and Restated Warrant (this “Warrant”) is one of a series of similar warrants issued pursuant to that certain Convertible Note Purchase Agreement dated March 15, 2013, by and among the Company and the Purchasers identified therein (the “Purchase Agreement”). All such warrants are referred to herein, collectively, as the “Warrants.”

1 To be issued upon a Change of Control, as described in Section 2(a) of the NileTherapeutics, Inc. Secured Convertible Promissory Note as amended by the First Amendment thereto.

2 The Exercise Price shall be the Mandatory Conversion Price as defined in the NileTherapeutics, Inc. Secured Convertible Promissory Note as amended by the First Amendment thereto.

3 Expiration Date shall be the five-year anniversary of the Original Issue Date.

1.            Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

2.            Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.            Registration of Transfers. Subject to the restrictions on transfer set forth in Article 4 of the Purchase Agreement and compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon (i) surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified herein and (ii) if the Registration Statement is not effective, (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company making the representations and certifications set forth in Article 4 of the Purchase Agreement, to the Company at its address specified in the Purchase Agreement. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a Holder of a Warrant.

4.            Exercise and Duration of Warrants.

(a)          All or any part of this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Trigger Date and through and including 5:30 P.M. New York City time on the Expiration Date. At 5:30 P.M., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding;

(b)          The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), appropriately completed and duly signed and (ii) payment of the Exercise Price in immediately available funds for the number of Warrant Shares as to which this Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Article 4 of the Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such assignee Holder as of the Exercise Date). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.            Delivery of Warrant Shares. Upon exercise of this Warrant, the Company shall promptly (but in no event later than three trading days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement is not effective and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable pursuant to Rule 144 under the Securities Act pursuant to transactions in which paragraph (c)(1) of such rule do not apply. The Holder, or any person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through The Depository Trust Company or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation.

6.            Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.             Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.             Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Shares may be listed.

9.            Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)          Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another person, in which the shareholders of the Company as of immediately prior to the transaction own less than a majority of the outstanding stock of the surviving entity, (ii) the Company effects any sale of all or substantially all of its assets or a majority of its Common Stock is acquired by a third party, in each case, in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property and would result in the shareholders of the Company immediately prior to such tender offer or exchange offer owning less than a majority of the outstanding stock after such tender offer or exchange offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and/or receive (as the case may be), and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous to a Fundamental Transaction.

(c)          Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Subparagraph 9(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)          Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or issuance of any such shares shall be considered an issue or sale of Common Stock.

(e)           Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

10.           Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds.

11.           No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

12.           Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement prior to 5:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a trading day or later than 5:30 p.m. (New York City time) on any trading day, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement unless changed by such party by two trading days’ prior notice to the other party in accordance with this Section 12.

13.           Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14.           Miscellaneous.

(a)          The Holder, solely in such person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 15(a), the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company, contemporaneously with the giving thereof to the shareholders.

(b)          Subject to the restrictions on transfer set forth on the first page hereof and in Article 4 of the Purchase Agreement, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(c)          Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

(d)          Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(e)          The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(f)           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(g)           Except as otherwise set forth herein, prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

NILE THERAPEUTICS, INC.

By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:        Nile Therapeutics, Inc.

(1)         The undersigned is the Holder of Warrant No. [2013-XX] (the “Warrant”) issued by Nile Therapeutics, Inc. a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)         The undersigned hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.

(3)         The Holder shall pay the sum of $_______ in immediately available funds to the Company in accordance with the terms of the Warrant.

(4)         Pursuant to this Exercise Notice, the Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.

Dated: _______________, _____

Name of Holder:

By:
Name:
Title:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

NILE THERAPEUTICS, INC.

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________ (the “Transferee”) the right represented by the within Warrant to purchase _______ shares of Common Stock of Nile Therapeutics, Inc. (the “Company”) to which the within Warrant relates and appoints _________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants and agrees to and with the Company that:

(a)	the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)	the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)	the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)
Address of Transferee:

In the presence of: